EXHIBIT 99.2

DIGITAL DEVELOPMENT PARTNERS, INC.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements are based on the historical financial statements of Digital Development Partners, Inc. (“DGDM”) and Black Bird Potentials Inc. (“BBP”) after giving effect to DGDM’s acquisition of BBP (the “Acquisition”) and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements. The effective date of the Acquisition was January 1, 2020.

Unaudited Pro Forma Balance Sheet

The following unaudited pro forma balance sheet has been derived from the balance sheet of DGDM at December 31, 2019 (unaudited), and adjusts such information to give effect to the acquisition of BBP, as if the acquisition had occurred at December 31, 2019. The unaudited pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at December 31, 2019. The unaudited pro forma balance sheet should be read in conjunction with the notes thereto and BBP’s financial statements and related notes thereto contained elsewhere herein.

	DGDM	BBP	Pro Forma Adjustments		Pro Forma
Cash and cash equivalents	$973	$85,969	$	---	$86,942
Accounts receivable	---	4,461		---	4,461
Inventory, net	---	8,787		---	8,787
Deposit	---	20,000		---	20,000
Total current assets	973	119,217		---	120,190
Total assets	$973	$119,217	$	---	$120,190
Liabilities	1,141,768	4,272		(1,133,097)	12,943
Stockholders’ Equity (Deficit)
Preferred stock	---	10		(10)	---
Common stock	85,971	549		63,480	150,000
Stockholder receivable	---	(1,000)		---	(1,000)
Additional paid-in capital	7,488,946	264,897		920,116	8,673,959
Retained earnings (deficit)	(8,715,712)	(149,511)		149,511	(8,715,712)
Total stockholders’ equity (deficit)	(1,140,795)	114,945		1,133,097	107,247
Total liabilities and stockholders’ equity (deficit)	$973	$119,217	$	---	$120,190

See accompanying notes to unaudited pro forma financial statements.

Unaudited Pro Forma Statements of Operations

Year Ended December 31, 2019

The following pro forma statement of operations has been derived from the statement of operation of DGDM at December 31, 2019, and adjusts such information to give effect to the acquisition of BBP, as if the acquisition had occurred at January 1, 2019. The pro forma statement of operations is presented for informational purposes only and does not purport to be indicative of the results of operations that would have resulted if the acquisition had been consummated at January 1, 2019. The pro forma statement of operations should be read in conjunction with BBP’s financial statements and related notes thereto contained elsewhere in this filing.

	DGDM		BBP		Pro Forma Adjustments		Pro Forma
Revenues	$	---		$17,771	$	---		$17,771
Cost of goods sold		---		17,802		---		17,802
Gross profit		---		(31)		---		(31)
Expenses
Consulting services		---		48,108		---		48,108
Website and related services		---		8,471		---		8,471
Legal and professional services		---		32,860		---		32,860
Product license		---		44,762		---		44,762
Bad debt expense		---		4,461		---		4,461
General and administrative		80,306		10,980				91,286
Total expenses		(80,306)		(149,642)		---		(229,948)
Interest expense		(41,661)		---		---		(41,661)
Loss before taxes		(121,967)		(149,673)		---		(271,640)
Other income		---		300		---		300
Income tax expense		---		---		---		---
Net loss		$(121,967)		$(149,373)	$	---		$(271,340)
Net loss per share
Basic and Diluted	$	---	$	---	$	---	$	---
Weighted average shares outstanding
Basic and Diluted		85,970,665		50,630,730		64,029,335		150,000,000

See accompanying notes to unaudited pro forma financial statements.

Unaudited Pro Forma Statements of Operations (Cont.)

Year Ended December 31, 2018

The following pro forma statement of operations has been derived from the statement of operations of DGDM at December 31, 2018, and adjusts such information to give effect to the acquisition of BBP, as if the acquisition had occurred at January 1, 2018. The pro forma statement of operations is presented for informational purposes only and does not purport to be indicative of the results of operations that would have resulted if the acquisition had been consummated at January 1, 2018. The pro forma statement of operations should be read in conjunction with BBP’s financial statements and related notes thereto contained elsewhere in this filing.

	DGDM		BBP		Pro Forma Adjustments		Pro Forma
Revenues	$	---	$	---	$	---	$	---
Cost of goods sold		---		---		---		---
Gross profit		---		---		---		---
Expenses
General and administrative		83,538		138				83,676
Total expenses		(83,538)		(138)		---		(83,676)
Interest expense		(37,572)		---		---		(37,572)
Income (loss) before taxes		(121,110)		(138)		---		(121,248)
Income tax expense		---		---		---		---
Net income (loss)		$(121,110)		$(138)	$	---		$(121,248)
Net income (loss) per share
Basic and Diluted	$	---	$	---	$	---	$	---
Weighted average shares outstanding
Basic and Diluted		85,970,665		45,376,579		64,029,335		150,000,000

See accompanying notes to unaudited pro forma financial statements.

Notes to Unaudited Pro Forma Financial Statements

Note 1. Basis of Unaudited Pro Forma Presentation

The unaudited pro forma balance sheet as of December 31, 2019, and the unaudited pro forma statements of operations for the years ended December 31, 2019 and 2018, are based on the historical financial statements of DGDM and BBP after giving effect to DGDM’s acquisition of BBP (the “Acquisition”) and the assumptions and adjustments described in the notes herein. No pro forma adjustments were required to conform BBP’s accounting policies to DGDM’s accounting policies.

The unaudited pro forma balance sheet as of December 31, 2019, is presented as if the Acquisition had occurred on December 31, 2019. The unaudited pro forma statement of operations of DGDM and BBP for the year ended December 31, 2019, is presented as if the Acquisition had taken place on January 1, 2019. The unaudited pro forma statement of operations of DGDM and BBP for the year ended December 31, 2018, is presented as if the Acquisition had taken place on January 1, 2018.

The unaudited pro forma financial statements are not intended to represent or be indicative of the results of operations or financial position of DGDM that would have been reported had the Acquisition been completed as of the dates presented, and should not be taken as representative of the future results of operations or financial position of DGDM.

Note 2. BBP Acquisition

Effective January 1, 2020, DGDM entered into a Plan and Agreement of Merger with BBP (the “Merger Agreement”), pursuant to which DGDM acquired BBP, a company that is (a) engaged in the production and sale of products containing Cannabidiol, or CBD, derived from industrial hemp that contains no more than 0.3% THC, (b) a licensed participant in the Montana Hemp Pilot Program (c) the exclusive distributor of an environmentally-friendly pesticide, MiteXstream, that targets spider mites, which are a significant problem in the cultivation of cannabis (marijuana and industrial hemp), coffee and hops. DGDM has adopted the business plan of BBP as its overall corporate business plan. Pursuant to the Merger Agreement, DGDM issued a total of 120,000,000 shares of common stock to the shareholders of BBP, all of which shares are considered “restricted securities.”

Acquisition-related expenses, including legal and accounting fees and other external costs directly related to the acquisition, were expensed as incurred.

Note 3. Pro Forma Adjustments

With respect to the unaudited pro form balance sheet, pro forma adjustments were made only to current liabilities, which adjustments were made to reflect the cancellation of $1,133,097 of DGDM debt as of December 31, 2019, by the issuance of shares.

With respect to the unaudited pro form balance sheet, no pro forma adjustments are included. With respect to the unaudited pro forma statements of income, pro forma adjustments were made only to weighted average shares outstanding, which adjustments were made to reflect the issuances and a cancellation of shares in connection with the Merger Agreement, as follows: (a) the cancellation of 79,265,000 shares by a related party, (b) the issuance of a total of 23,294,335 shares in cancellation of indebtedness and (c) the issuance of 120,000,000 shares pursuant to the Merger Agreement.